SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 21 to 33-10888

                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 21 to 811-04938

THE EHRENKRANTZ TRUST
(Exact Name of Registrant as Specified in Chapter)

410 Park Ave., 7th Floor, New York, NY 10022

(Name and Address of Principal Executive Office)
(800) 813-1117

(Registrant's Telephone Number, including area code)

JOAN KING

410 Park Ave., 7th Floor, New York, NY 10022
(Name and Address of Agent for Service)

Copies to:

Thomas C. Henry, Esq.
164 Honeysuckle Drive
Jupiter, FL 33458

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

_______immediately upon filing pursuant to paragraph (b)
_______on (date) pursuant to paragraph (b)
___X____ 60 days after filing pursuant to paragraph (a)(1)
_______on (date) pursuant to paragraph (a)(1)
_______75 days after filing pursuant to paragraph (a)(2)
_______on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Notice required by Rule 24f-2 was filed with the Commission on March 30, 2005.

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PROSPECTUS
June 15, 2005


THE EHRENKRANTZ TRUST

EHRENKRANTZ GROWTH FUND

The Ehrenkrantz Growth Fund is a no-load mutual fund seeking long-term capital appreciation.

THESE SECURITIES HAVE NOT BEEN APP0ROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Investment Advisor
KN Asset Management, Inc.
410 Park Ave., 7th Floor
New York, NY  10022

ABOUT THIS PROSPECTUS

	This prospectus gives you important information about the Ehrenkrantz Growth Fund (the Fund) that you should know about before investing. Please read this prospectus and keep it for future reference. This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

Risk/Return Summary
Performance
Fees and Expenses of the Fund
The Fund's Investments and Strategies
More About Risk
Purchasing and Selling Fund Shares
Dividends, Distributions and Taxes
Fund Management
Financial Highlights
Where to Find More Information

RISK/RETURN SUMMARY

	This section describes the Fund's investment goals and strategies and the principal risks of investing in the Fund.

INVESTMENT GOALS AND STRATEGIES OF THE FUND

	The Fund's goal is long-term capital appreciation.

	The Fund generally follows a growth strategy in selecting securities but may select stocks based upon value-oriented criteria. The Fund will normally invest primarily in the equity securities of U.S. companies believed by the Advisor to offer favorable possibilities of capital appreciation. These securities may either be listed or unlisted. In selecting securities, the Advisor considers factors such as historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry. The Fund may select a security based upon value-oriented criteria.

	In selecting portfolio securities for the Fund the Advisor goes beyond traditional financial analysis and brings other disciplines into the selection process. This investment philosophy involves principles of history, the humanities, social sciences and technology. The Advisor believes that these principles, when applied, allows it to anticipate social trends and, consequently, select portfolio securities that will benefit from the evolution of these trends. This anticipation could, of course, be wrong.

	The Fund may invest up to 40% of its assets in smaller capitalization companies, as well as in new and emerging industries where growth is expected to be above average. For the Fund, smaller capitalization companies are generally those with capitalization of less than $100 million.

	The Fund's investment advisor will generally sell a security when the investment criteria no longer applies. The Fund takes a long-term approach to investing, and as a result, the Fund expects it will generally experience relatively low portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

	You may lose money on your investment in the Fund, just as you could with other investments. As with all mutual funds, Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

	The value of your investment in the Fund is based on the market prices of the securities the Fund holds. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

	The smaller capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. These companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies.

	The Fund may select a security based upon value-oriented criteria. The principal risk of value investing is that the security may remain undervalued.

	The Fund is non-diversified, which means that it may invest in the securities of relatively few companies. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these companies and may experience increased volatility due to its investments in those securities.

Performance

	The bar chart and table below can help in evaluating the potential risks of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund (and its predecessor) over the last ten years. The table compares the average annual returns for the past one-year, five-year, and ten-year periods of the Fund, before and after taxes, with the average annual returns of the Russell 2000 for the same periods. Keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance. * +


	1995     1996    1997    1998    1999    2000    2001    2002    2003    2004
        -----   -----    -----   -----   -----   -----   -----   -----   -----   -----
Fund    17.9      7.6     8.05    4.7     23.4    1.9    -12.6   -26.2    52.8
Russel
2000    ______  _____    ______  _____   ______  _____   _____   _____   _____   _____


Best Quarter			Worst Quarter

______ %                        ______ %

________  Date                  _______ Date

*The performance information shown above is based on full calendar years. +The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

						1 Year	5 Years	10 Years

Fund Return Before Taxes
Fund Return After
  Taxes on Distributions*
Fund Return After
  Taxes on Distributions*
  and Sale of Fund Shares
Russell 2000 Index+

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements, such as 401(k) plans or individual retirement accounts.

+ The Russell 2000 Index is an unmanaged index of equity securities of small capitalization companies and does not include the actual costs of fund operations or management expenses. Returns for the Russell 2000 Index are returns before taxes.


FEES AND EXPENSES OF THE FUND

	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSAXTION FEES*
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed
  on Purchases (as a % of offering price)		None

Maximum Sales Charge (Load) imposed
  on Reinvested Dividends                               None

Redemption Fee+                                         2.00%

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Exchange Fee                                            None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

Management Fee                                          1.00%

Distribution and Service (12b-1) Fees			0.00%

Other Expenses                                              %

Total Annual Fund Operating Expenses**                      %

* Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund has no sales charges (loads) or Rule 12b-1 distribution fees.

+ A redemption fee of 2.00% is assessed if shares are redeemed in less than six months from the date of purchase. See "Purchasing and Selling Fund Shares - Selling Shares".

** Actual operating expenses after advisory fee waiver were ______% or _________. The Advisor voluntarily waived the advisory fees but it is under no obligation to do so. The Fund's operating expense ratio is higher than most other funds.


EXAMPLE

	This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that each year your investment has a 5% return each year and that the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

				1 Year	3 Years	5 Years	10 Years
				------	-------	-------	--------

Ehrenkrantz Trust               $______ $______ $______ $______

THE FUND'S INVESTMENTS AND STRATEGIES

	The Fund's primary investments and strategies are described under "An Overview of the Fund." The Fund will normally invest at least 65% of its assets in the types of securities described in this prospectus.
However, the Fund also may invest in
other securities, use other strategies
and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course there is no guarantee that the Fund will achieve its investment goal.

EQUITY SECURITIES

	Equity securities are the fundamental unit of ownership in a company. They represent a share of the company's earnings and assets, after it pays its liabilities. Equity securities offer greater potential for appreciation than other types of securities because their value increases directly with the value of the company's business. Equity securities include publicly and privately issued common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.

	Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the company's earnings and assets after the company pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

	Holders of preferred stocks have the right to receive specified dividends before the company makes payments on its common stock. Some preferred stocks also participate in dividends and other distributions paid on common stock. Preferred stocks may permit the company to redeem the stock.

	Warrants give the Fund the option to buy a company's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing shareholders.

TEMPORARY INVESTMENTS

	The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with the Fund's goals. The Fund may not achieve its investment goal when so invested. The Fund will make such investments if the investment advisor believes that the risk of loss outweighs the opportunity for gains.

MORE ABOUT RISK

	There are risks associated with investing in the types of securities in which the Fund invests. As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

MARKET RISK

	Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision.

	Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

SMALLER CAPITALIZATION COMPANY RISK

	The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. Therefore, small-cap stocks may be more volatile than those of larger companies. The stocks of smaller capitalization companies tend to have less trading volume than the stocks of larger companies. Less trading volume may make it more difficult for the Fund to sell a small-cap stock at its quoted market price. Finally, there are periods when investing in small-cap stocks falls out of favor with investors and these stocks may under perform relative to other sectors or the overall market.

PERFORMANCE RISK

	The Fund may participate in the initial public offering (IPO) market. The Fund may purchase shares issued as part of, or a short period after, a company's IPO and may at times dispose of those shares shortly after their acquisition. The Fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sections of the markets where these new issuers operate. the market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

PURCHASING AND SELLING FUND SHARES

HOW TO CONTACT THE FUND

   Write to us at:

	The Ehrenkrantz Trust
	c/o Gemini Fund Services, Inc.
	4020 So. 147th Street
	Suite 2
	Omaha, NE 68137

   Telephone us toll-free at:
   1-800-635-3427

   Wire investments to us at:
	Bank: First National Bank of Omaha
	ABA# 104000016
	Acct. Name: Ehrenkrantz Fund
	Acct. # 11288345
	For further credit to Shareholder Name
	Shareholder Account Number

GENERAL INFORMATION

	You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases and sells shares at the net asset value per share
(NAV) next calculated after the Fund's transfer agent receives your transaction request in proper form. For instance, if the transfer agent receives your transaction request in proper form prior to 4:00 p.m. (Eastern time), your transaction will be priced at that day's NAV. If the transfer agent receives your request after 4:00 p.m. (Eastern time), your transaction will be priced at the next day's NAV. Purchases and redemptions of Fund shares may be made on any day on which the New York Stock Exchange is open. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

	Redemption Fee. Shares purchased and redeemed within one hundred eighty (180) days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. This redemption fee is intended to discourage short term trading. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. This fee is waived where the shares of the Fund are offered as an option in a 401(K) or other retirement program. The fee is also waived if an investor establishes a systematic withdrawal plan when opening an account or if an investor is taking a required minimum distribution from an IRA. The Trust reserves the right to waive the redemption fee in specified circumstances.

	The Fund does not issue share certificates.

	You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

	The Fund reserves the right to impose minimum investment amounts and may temporarily suspend redemptions (during unusual market conditions) or discontinue any service or privilege.

	If the value of your account falls below $500 because you sell some of your shares, the Fund may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, the Fund may close your account and mail the proceeds to the address of record.

WHEN AND HOW NET ASSET VALUE IS DETERMINED

	The NAV is calculated as of the close of trading on the New York
Stock Exchange (the Exchange) (4:00 p.m. Eastern Time) every day the
Exchange is open. If your order is received by the Transfer Agent after the close of trading, your order will be priced at the next business day's NAV. Currently, the Exchange is closed when the following holidays are observed:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

	The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sales price on a security's principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered to be unreliable due to significant market or other events are priced at their fair value as determined in good faith pursuant to procedures adopted by the Trust's Board of Trustees.

	The Fund may at times invest a portion of its assets in other open-end management investment companies registered under the Investment Company Act of 1940. When calculating the Fund's NAV the Fund will use the net asset value as reported by the registered open-end management investment company. The value, as determined by the registered open-end management investment company, may be based on fair value pricing, to understand the fair value pricing process used by the registered open-end management investment companies please consult their most current prospectus.

	Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisors. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers or agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund's investment advisor. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Inter-mediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.

	Retirement Accounts.  The Fund does not currently offer IRA accounts.

PURCHASING SHARES

	Foreign Investors. The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

	What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

	The Fund is required by law to reject your new account application if the required identifying information is not provided.

	In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

	Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

	Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

        How to Make Payments. All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.

	Checks. For individual or UGMA/UTMA accounts, the check must be made payable to "The Ehrenkrantz Trust" or to one or more owners of the account and endorsed to "The Ehrenkrantz Trust." For all other accounts, the check must be made payable on its face to "The Ehrenkrantz Trust."

	Wires. Instruct your financial institution to wire payment to us. Your financial institution may charge you a fee for this service.

	Minimum Investments. The Fund accepts payments in the following minimum amounts:

	Minimum		Minimum
	Initial		Additional
        Investment      Investment

        $ 500           $ 100

	Management of the Fund may choose to waive the investment minimum.

ACCOUNT REQUIREMENTS

Individual, Sole Proprietorship and Joint Accounts

* Individual accounts are owned by one person, as are sole proprietorship accounts
* Joint accounts can have two or more owners (tenants)
* Instructions must be signed by all persons required to sign (you choose who must sign) exactly as each name appears on the account

Gifts or Transfers to a Minor
(UGMA, UTMA)
These custodial accounts provide a way to give money to a child and obtain tax benefits. You can give up to $10,000 a year per child without paying Federal gift tax

* Depending on state laws, you can set up a custodial account under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act
* The trustee must sign instructions in a manner indicating trustee capacity
* To the extent the investment income of a child under 14 exceeds $1,400 for the tax year, it may be subject to taxation at the parent's top marginal rate

Business Entities

* For entities with officers, provide an original or certified copy of a resolution that identifies the authorized signers for the account
* For entities with partners or similar parties, provide a certified partnership agreement or organizational document, or certified pages from the partnership agreement or organizational document, that identify the partners or similar parties

Trusts

* The trust must be established before an account can be opened

* Provide a certification for the trust, or the pages from the trust document that identify the trustees

INVESTMENT PROCEDURES

To Open an Account
By Check

* Call or write us for an account application
* Complete the application
* Mail us your application and a check

By Wire

* Call or write us for an account application
* Complete the application
* Call us and fax the account application and you will be assigned an account number
* Mail us your application
* Instruct your bank to wire your money to us

To Add to Your Account
By Check

* Fill out an investment slip from a confirmation statement or write a letter to us
* Write your account number on your check
* Mail us the slip (or your letter) and a check

By Wire

* Call to notify us of your incoming wire
* Instruct your bank to wire your money to us

	Limitations on Purchases. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes requests from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

	Canceled or Failed Payment. The Fund accepts checks at full value subject to collection. If your payment for shares is not received or you pay with a check that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

SELLING SHARES

	The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

To Sell Shares From Your Account

By Mail

* Prepare a written request including:

        * Your name(s) and signature(s)
        * Your account number
        * The Fund's name
        * The dollar amount or number of shares you want to sell
        * How and where to send your proceeds
* Obtain a signature guarantee (if required)
* Obtain other documentation (if required)
* Mail us your request and documentation

By Wire

* Wire requests are only available if

* You did not decline wire redemption privileges on your account application and
* Your request is for $5,000 or more
* Call us with your request (unless you have declined telephone redemption privileges -(See "By Telephone") or
* Mail us your request (See "By Mail")

By Telephone

* Call us with your request (unless you declined telephone redemption privileges on your account application)
* Provide the following information:
* Your account number
        * Exact name(s) in which account is registered
        * Additional form of identification
* Your proceeds will be:
        * Mailed to you or

        * Wired to you (unless amount is under $5,000 or you have declined wire redemption privileges - See "By Wire")

	Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined redemption privileges on your account application or a separate form. You may be responsible for any fraudulent telephone order as long as the Fund's transfer agent takes reasonable measures to verify the order.

	Wire Redemption Privileges. You may redeem shares by wire unless you declined wire redemption privileges on your account application or a separate form. The minimum amount you may request by wire is $5,000. If you wish to make your wire request by telephone, you must also elect telephone redemption privileges.

	Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing, a signature guarantee is required for any of the following:

* Written requests to redeem $50,000 or more
* Changes to shareholder's record name
* Redemption from an account for which the address or account registration has changed within the last 30 days
* Sending redemption proceeds to any person, address, brokerage firm, or bank account not on record
* Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
* Adding or changing wire instructions, telephone redemption, or any other election in connection with your account

	A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

	Small Accounts. If the value of your account falls below $500, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

	Redemption In Kind. The Fund reserves the right to make redemptions "in kind" - payment of redemption proceeds in portfolio securities rather than cash - if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

	Lost Accounts. The Fund's transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Fund's transfer agent will be reinvested and the checks will be canceled.

ANTI-MONEY LAUNDERING PROGRAM

	Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

	The Fund distributes substantially all of its investment income and capital gains annually.

	Your dividends and capital gains distributions will be automatically reinvested in additional Fund shares, unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

	Please consult your tax advisor regarding your specific questions about federal, state, local, and foreign income taxes.

Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

	At lease annually, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional Fund shares. Income distributions may be taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains at a maximum rate of 15%, regardless of how long you have held your shares. Each sale, exchange or redemption of shares is generally a taxable event. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and the length of time you have held your shares.

	Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

	More information about taxes is in the Statement of Additional
Information.

FUND MANAGEMENT

BOARD OF TRUSTEES

	The business and affairs of the Fund are managed under the supervision of its Board of Trustees. The Board approves all significant agreements between the Fund and its service providers, including agreements with the Fund's investment advisor, transfer agent and custodian. 75% of the Fund's Trustees are not affiliated with the investment advisor of the Fund.

INVESTMENT ADVISOR

	KN Asset Management, Inc. (KN or the Advisor) is the Fund's investment advisor. As investment advisor to the Fund, the Advisor manages
the Fund's investment       portfolio.  It makes decisions as to which
securities to buy and which securities to sell. It also supervises the Fund's relationships with its service providers.

<paage>

	The advisory contract between the Fund and KN, approved by shareholders at a meeting held on October 15, 2003, provides for an annual advisory fee equal to 1.00% of the Fund's average daily net assets. The advisory fee payable to the advisor by the Fund is higher than that of many other mutual funds. Pursuant to the advisory contract, the Fund also bears ordinary and extraordinary expenses incurred in the course of its business.

	In 2004, the Fund's ratio of total annual operating expenses to average net assets was ______%. Without the investment advisory fee waiver the ratio would have been ________%. The advisor may, however, discontinue fee waivers at any time.

THE INVESTMENT MANAGEMENT COMMITTEE

	The Advisor has an Investment Management Committee ("Committee") dedicated to managing the Fund. The Committee meets regularly to review portfolio holdings and discuss purchase and sale activity. Committee members buy and sell securities for the Fund as they see fit, guided by the Fund's investment objectives and strategy.

	The Committee members who are jointly and primarily responsible for the day-to-day management of the Fund are identified below:

Joan King

	Ms. King is the President, Secretary and a director of the Advisor. She became an Investment Management Committee Member in 1986. Ms. King's primary responsibilities within the committee include research, trading and portfolio management. She has been with the advisor since its inception in 2002. She has more than 35 years investment experience.

Irwin Nussbaum

	Mr. Nussbaum is Vice-President and a director of the Advisor. He became an Investment Management Committee Member in 1986. MR. Nussbaum's primary responsibilities within the committee include research, trading and portfolio management. He has been with the advisor since its inception in 2002. He has more than 45 years investment experience.

	The Fund's Statement of Additional Information provides additional information on the Fund's Investment Management Committee members, including a description of their compensation, other accounts managed by the Committee members, and the Committee members' ownership of securities in the Fund.

DISTRIBUTION OF FUND SHARES

	The Fund distributes its own shares. The Advisor may pay fees to brokers and other financial institutions selling Fund shares to compensate them for services they provide to their customers.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

	A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

ABUSIVE TRADING PRACTICES

        The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure it complies with the Fund's policies. The Fund receives reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 2.00% redemption fee on redemptions within 6 months of purchase. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature.
The Fund may also modify any terms or conditions of the purchase of shares or withdraw all or any part of the offering made by this Prospectus.

	The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

	The Fund relies on its service providers to help enforce its market timing policies. For example, the Fund's transfer agent must determine when a redemption occurs within 6 months of a purchase. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.


FINANCIAL HIGHLIGHTS

	The financial highlights table is intended to help you understand the Fund's financial performance of the Fund for the fiscal years ended December 31, 2004, 2003 and 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. Information was derived from financial statements audited by Roy G. Hale, CPA, whose report, along with the Fund's financial statements, is included in the Fund's annual report to Shareholders, which is available at no charge on request by calling 1-800-635-3427.

THE EHRENKRANTZ TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                YEAR           YEAR            YEAR
                                ENDED          ENDED           ENDED
                                12/31/04       12/31/03        12/31/02
                                --------       --------        --------
Net asset value,
 beginning of period            $  4.40         $  2.88         $  3.90

Income (loss) from
 investment Operations:
   Net investment (loss)        (0.21)          (0.07)          (0.08)
   Net realized and unrealized
   gains(losses) on securities  (0.43)          1.59            (0.94)

Total income (loss) from
investment operations           (0.64)          1.52            (1.02)

Less distributions:
  Dividends (from net
   investment income)           -               -               -
  Distributions (from
   net realized gains)          -               -               -
                                ________ _____________________________

Total distributions             (0.00)          (0.00)          (0.00)

Net asset value,
 end of period                  $  3.76       $  4.40           $ 2.88


Total return                    (14.5)%         52.8%           (26.2)%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period       $1.272,754     $1,562,815       $2,153,448

Ratio of total expenses to
  average net assets				                    **

Ratio of net expenses to
  average net assets				                    **+

Ratio of net investment
 (loss) to average net
 assets					**
Ratio of net investment
 (loss) to average net
   assets                               %+             %+           %**+

Portfolio turnover rate
  rate                          30.0%           0.0%                22.0%



**  Annualized
*** Not Annualized
+ After payment of expenses by Advisor and waiver of investment advisory fee (as noted in the Statement of Operations).


THE EHRENKRANTZ TRUST

All applicants must complete sections 1,2,3,4,5 and 9

For Assistance Call 1-800-6353427

New Account Application

PLEASE DO NOT USE THIS APPLICATION TO OPEN AN IRA ACCOUNT.

IMPORTANT INFORMATION FOR OPENING YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you. When you open an account we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification. If we are unable to verify your identity we reserve the right to close your account or take such other steps as we deem reasonable.

Notice for Non-U.S. persons:

The fund generally will not accept investments from foreign investors (e.g. foreign financial institutions; non U.S. persons). The Fund has instructed its transfer agent accordingly. If the Fund does accept such investments, the Fund reserves the right to conduct due diligence on such foreign investors as may be required under Section 312 of the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance (if any).

Any requested supplemental documents or information must also be provided with this application. Failure to complete sections 1 and 2 may result in the rejection of your application. This information is subject to verification as required by the USA PATRIOT Act.

1 SHAREHOLDER REGISTRATION

Please print or type clearly.
Please choose one type of account below

__ Individual or __ Joint
.................................

______________________________________________
YOUR NAME, FIRST, MIDDLE, LAST

______________________________________________
SOCIAL SECURITY #         DATE OF BIRTH

____________________________________________________
JOINT OWNER'S NAME: FIRST, LAST MIDDLE

____________________________________________________
JOINT OWNER'S SS#         DATE OF BIRTH

IF JOINT CHECK ONE:

__ WITH RIGHT OF SURVIVORSHIP

__ TENNANTS INCOMMON

__ TENNANTS BY THE ENTIRETIES

* IF NOTHING IS CHECKED, WE WILL ASSUME RIGHT OF SURVIVORSHIP.

___________________________________________________
OCCUPATION                           EMPLOYER

____________________________________________________
TRANSFER OF DEATH BENEFICIARY (OPTIONAL)

__ Custodial/Gift to Minors
.......................................

____________________________________________________
CUSTODIAN'S NAME: FIRST, MIDDLE, LAST

____________________________________________________
CUSTODIAN'S SOCIAL SECURITY #         DATE OF BIRTH

____________________________________________________
MINOR'S NAME: FIRST, MIDDLE, LAST

____________________________________________________
MINOR'S SOCIAL SECURITY #     MINOR'S STATE OF RESIDENCE

____________________________________________________
MINOR'S DATE OF BIRTH

__ Trust*
.......................................

____________________________________________________
TRUSTEE'S NAME

____________________________________________________
TRUSTEE'S SOCIAL SECURITY #           DATE OF BIRTH

____________________________________________________
NAME OF TRUST AGREEMENT

____________________________________________________
TRUST'S TAXPAYER IDENTIFICATION NUMBER

____________________________________________________
DATE OF TRUST AGREEMENT

Attach a separate list for additional Trustees and authorized traders including full name, social security number, date of birth and home address. The first and last pages of the Trust Agreement must be attached.

__ Corporation *
.......................................

____________________________________________________
NAME OF CORPORATION

____________________________________________________
PROVIDE SYMBOL IF A PUBLICLY TRADED CORPORATION

____________________________________________________
TAXPAYER IDENTIFICATION NUMBER

* The articles of incorporation (or a government-issued business license) of the corporation must be attached. Please enclose a corporate resolution which identifies individuals to conduct transactions in this account.

__ Partnership *
.......................................

____________________________________________________
PARTNER: FIRST, MIDDLE, LAST NAME

____________________________________________________
NAME OF PARTNERSHIP

____________________________________________________
DATE OF BIRTH                 SOCIAL SECURITY #

* Attach a separate list for authorized traders, and each individual partner of a partnership, including full name, social security number, date of birth, and home address (P.O. Box is not acceptable). A copy of partnership agreement must be attached.

Documents provided in connection with your Application will be used solely to establish and verify your identity. The Fund will have no obligation with respect to the terms of any such documents.

2 SHAREHOLDER ADDRESS_________________

__ U.S. Citizen

___ Resident Alien (must have U.S. tax identification number and domestic address)

___ Non-Resident Alien (Non-Resident Aliens must provide a copy of an unexpired government issued photo ID with their application.)

Country of Citizenship______________________________

____________________________________________________REGISTRANT MAILING ADDRESS
(IF MAILING ADDRESS IS A P.O. BOX, A STREET ADDRESS IS ALSO REQUIRED BY THE USA PATRIOT ACT.)

____________________________________________________
CITY, STATE, ZIP

(       )                      (         )                   _
DAYTIME TELEPHONE	     EVENING TELEPHONE

____________________________________________________
EMAIL ADDRESS

____________________________________________________
RECORD MAILING ADDRESS (MUST PROVIDE HOME ADDRESS FOR INDIVIDUAL TRUSTEE AND AUTHORIZED TRADER; PROVIDE FOR JOINT REGISTRANT OR MINOR ONLY IF DIFFERENT THAN ABOVE)

____________________________________________________
STREET ADDRESS (IF MAILING ADDRESS IS A P.O. BOX A STREET ADDRESS IS ALSO REQUIRED BY THE USA PATRIOT ACT)

____________________________________________________
CITY, STATE, ZIP

Duplicate Confirmation/Statement Sent To (Optional):

____________________________________________________
NAME
____________________________________________________
STREET OR P.O. BOX

____________________________________________________
CITY, STATE, ZIP

3 FUND SELECTION/INVESTMENT OPTION____

* Enclose your check ($500 minimum)
* Make your check payable to:  The Ehrenkrantz Trust
* The Fund does not accept cash, travelers checks, cashier's checks, money orders, starter, bank drafts, or third party checks.

____________________________________________________

The Ehrenkrantz Trust  $

____________________________________________________

Please call 800-635-3427 prior to sending a wire.

Wiring Instructions:
Bank: First National Bank of Omaha
ABA # 104000016
Acct. Name: Ehrenkrantz Fund
Acct. # 11288345
For further Credit to Shareholder Name
Shareholder Account Number

Reference:
	THE EHRENKRANTZ TRUST
	YOUR NAME
	YOUR ACCOUNT NUMBER

4 	DIVIDEND & CAPITAL GAINS 	INSTRUCTIONS____________________

All distributions will be reinvested automatically unless one of the following is checked:

___ Send all dividends and capital gains by direct deposit to the bank account indicated on the enclosed voided check. (Complete section 6)

___ Send all dividends and capital gains by check to the address in section 6.

5 BANK INFORMATION____________________

For Wire Redemptions and SIP/SWP:
Your bank account information must be on file in order to exercise telephone investment privileges. The account holder's name(s) corresponding to the account number below must match exactly at least one name in Section 1.

A blank voided check must be enclosed.

____________________________________________________
NAME OF BANK

____________________________________________________
REGISTRATION ON ACCOUNT

____________________________________________________
ABA ROUTING NUMBER

                          CHECKING____   SAVINGS________
ACCOUNT NUMBER            ACCOUNT TYPE

6 APPLICANT'S SIGNATURE

(a)	I have read the current prospectus and this application and agree to all the terms. In addition, I authorize the instructions in this application. I also agree that any shares purchased now or later are and will be subject to the terms of the prospectus as in effect from time to time.

(b)  	By execution of this application, the investor represents and warrants that (i) he has the full right, power, and authority to make the investment applied for and (ii) he is a natural person of legal age in his state of residence. The person or persons, if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this application and purchase or redeem shares of the Fund on behalf of the investor. Each person named in the registration must sign below.

(c)  	If I am a U.S. citizen, resident alien, or a representative of a
U.S. entity, I certify, under penalty of perjury, that:

	a.	The social security number or employer identification number shown on this form is my correct Taxpayer Identification Number.

	b.	I am not subject to backup withholding because:

		i.	I am exempt from backup withholding OR

		ii.	I have not been notified that I am subject to backup
                        withholding as a result of a failure to report all interest or dividend OR,

		iii.	The Internal Revenue Service has notified me that I
                        am no longer subject to backup withholding. (Strike out this item (b) if you have been notified that you are subject to backup withholding).

	c.	I am a U.S. person

(d)	If I am a nonresident alien, I understand that I am required to complete the appropriate Form W-8 to certify my foreign status. I understand that, if I am a nonresident alien, I am not under penalty of perjury for certifying to the above information.

(e)	By my signature below, I certify, on my own behalf or on behalf of the Investor I am authorized to represent, that:

	(1)	The investor is not involved in any money laundering schemes and the source of this investment is not derived from any unlawful activity, and

	(2)	the information provided by the investor in this application is true and correct and any documents provided herewith are genuine.

____________________________________________________
SIGNATURE: INDIVIDUAL, CUSTODIAN, TRUSTEE, PARTNER, OR AUTHORIZED OFFICER. EXACTLY AS IT APPEARS IN SECTION 1

____________________________________________________
DATE

____________________________________________________
SIGNATURE:  JOINT OWNER, EXACTLY AS IT APPEARS IN SECTION 1

____________________________________________________
DATE

Return the following to the address below:

1.	This completed application.

2.	Voided bank check or deposit slip if applicable.

THE EHRENKRANTZ GROWTH FUND


PROSPECTUS
June 15, 2005

WHERE TO FIND MORE INFORMATION

	More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

	The SAI dated May 1, 2005, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

	These reports list the Fund's holdings and contain information from the Fund's investment advisor about strategies and recent market conditions and trends that significantly affected the Fund's performance during the year. The reports also contain detailed financial information about the Fund.

TO OBTAIN MORE INFORMATION

By Telephone:	Call toll-free at 800-635-3427
By Mail: 		Write to us:
			The Ehrenkrantz Trust
			c/o Gemini Fund Services
			4020 South 147th St., Suite 2
			Omaha, NE  68137

From the SEC:	You also can obtain the SAI or the annual and semi-annual
reports, as well as other information about the Fund, from the EDGAR Database on the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC?s Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-4938.

 THE EHRENKRANTZ TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                               June 15, 2005

This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with The Ehrenkrantz Trust's (the Fund) prospectus dated June 15, 2005 including any supplements thereto. The Fund's annual report (including financial statements for the fiscal year ended December 31, 2004) is incorporated by reference. To obtain additional copies of the prospectus or the annual report, please call toll-free at (800) 635-3427.

The Fund's audited financial statements and the notes thereto and the report of the Independent Public Accountants dated February 22, 2005 for the fiscal year ended December 31, 2004, relating to the financial statements and financial highlights of the Fund are incorporated by reference herein. A copy of the Fund's 2004 Annual Report to Shareholders must accompany delivery of this Statement of Additional Information.

                                TABLE OF CONTENTS


General Information............................

The Fund's Investments and Strategies..........

Portfolio Transactions and Brokerage...........

Investment Management Committee................

Purchasing and Selling Fund Shares.............

Taxation.......................................

Fund Management................................

Discussion of Investment Advisory Contract Renewal

Portfolio Holdings Disclosure Policy...........

Calculation of Performance Data................

Description of Capital Stock...................

Transfer Agent.................................

Custodian......................................

Legal Counsel..................................

Experts........................................

Appendix.......................................

KN Asset Management, Inc.
                               Investment Adviser

                                GENERAL INFORMATION


The Ehrenkrantz Growth Fund (the Fund) is a series of the Ehrenkrantz Trust, an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (SEC), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Fund is included in the prospectus, which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information (SAI) is also included in the prospectus. To avoid unnecessary repetition, references are made to related sections of the prospectus.

The Fund was organized as a Business Trust under the laws of the State of Massachusetts on December 9, 1986.

The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and registering an indefinite number of shares of the Fund under the Securities Act of 1933, as amended (the Securities Act). The Fund's prospectus and this SAI, which constitute part of the registration statement, do not contain all the information set forth in the registration statement, and the exhibits and schedules to the registration statement filed with the SEC. Copies of the registration statement, including those items omitted from this SAI, may be examined and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington DC 20549 and at 410 Park Ave., 7th Floor, New York, NY 10022. The SEC also maintains a Web site (http://www.sec.gov) which contains the registration statement and other information regarding the Fund.

                      THE FUND'S INVESTMENTS AND STRATEGIES

The following information supplements, and should be read in conjunction with, the discussion in the prospectus of the Fund's investments and strategies.

FOREIGN INVESTMENTS

The Fund may invest in foreign securities denominated in foreign currencies. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.

Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Fund's investment adviser will be able to anticipate these potential events or counter their effects.

HEDGING STRATEGIES

FUTURES TRANSACTIONS. The Fund may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission (CFTC). The Fund may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such instruments.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Index. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Fund does not intend to enter into financial futures contracts during the current fiscal year.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

The Fund does not intend to purchase options on financial futures contracts during the current fiscal year.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 Index - which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund's policy regarding investing in illiquid and restricted securities.
See "Illiquid and Restricted Securities" below.

OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the Securities Act, and securities that, due to their market or the nature of the security have no readily available market for their disposition, are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule
144A securities, which are restricted securities and which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at a reasonable price.

Securities eligible for resale pursuant to Rule 144A will not be subject to the Fund's limitations on investing in securities that are not readily marketable, provided that the Fund's investment adviser determines that a liquid market exists for such securities under guidelines adopted and monitored by the Fund's board of directors. In making this determination, the investment adviser will consider the following factors, among others:
(1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and
(5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

MONEY MARKET INSTRUMENTS

From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper. U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial paper consists of short-term (usually from 2 to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Fund's investment adviser to be creditworthy under criteria established by the board of directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Funddoes not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's investment adviser. These transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.


SHORT SALES

A short sale is a sale of stock that one does not own. The short seller expects the market price of the security to fall, enabling him to purchase, at a lower price, shares to be delivered against the sale. A short sale against the box is a form of short sale in which the seller owns a sufficient number of shares to cover the sale, but borrows from a broker or other person the shares to be delivered against the sale. The seller may elect to replace the borrowed stock with shares purchased in the open market or with shares already owned.

The Fund may enter into short sales against the box with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings. For example, if the Fund's investment adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Fund may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

When the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

THE FUND'S RIGHTS AS A SHAREHOLDER

The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Fund's investment adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Fund's investment adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

The Fund has delegated proxy voting responsibilities to the investment adviser, subject to the Fund's board of directors' general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. The investment adviser has adopted its own proxy voting guidelines which address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment adviser and/or its affiliates. The investment adviser's proxy voting guidelines are provided in the Appendix of this SAI.

WARRANTS

Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

INVESTMENT RESTRICTIONS

The Fund's investment strategies are subject to a number of restrictions that reflect self-imposed standards as well as regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's prospectus.

Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote of, at an annual or a special meeting of the security holders of the company duly called, (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company, whichever is the less.

       The Fund may not as a matter of fundamental policy:

       (1) Issue senior securities, except as permitted under the 1940 Act;

       (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

       (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowings were incurred;

       (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities;

       (5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

       (6) Purchase or sell real estate, provided that the Fund may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate;

       (7) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures; or

       (8) Make loans, except that the Fund may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities.

       (9) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law;

      (10) Invest for the purpose of exercising control or management; or

      (11) Invest more than 20% of its total assets in foreign securities.

       (12) Purchase or retain the securities of any issuer if those trustees, officers or directors of the Trust or the Advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer

       (13) Pledge, mortgage, hypothecate or otherwise encumber any of it's assets.

       (14) Invest in interests in oil or other mineral exploration programs.

       (15) Invest in restricted securities (restricted as to disposition under Federal Securities Laws) or illiquid or other securities without readily available market quotations, including repurchase agreements maturing in more than seven days, if as a result of any such investment, more than 10% of the Fund's total assets would be invested in restricted, illiquid or other securities without readily available market quotations.

       (16) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

       (17) Participate on a joint or joint and several basis in any trading account in any securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund's investment adviser is responsible for decisions to buy and sell securities for the Fund, for the selection of brokers and dealers to execute securities transactions and for negotiation of commission rates. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The investment adviser may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

The investment adviser's primary consideration in effecting securities transactions is to obtain the most favorable price and execution of orders on an overall basis. As described below, the investment adviser may, in its discretion, effect agency transactions with broker-dealers that furnish research deemed by the investment adviser to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the investment adviser with clients other than the Fund. Similarly, any research services received by the investment adviser through placement of portfolio transactions of other clients may be of value to the investment adviser in fulfilling its obligations to the Fund. No specific value can be determined for research services furnished without cost to the investment adviser by a broker-dealer. The Fund's investment adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the investment adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the investment adviser's investment advice.

The investment adviser's policy is to pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the investment adviser's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The investment adviser is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research services described above. In addition to agency transactions, the investment adviser may receive brokerage and research services in connection with certain riskless principal transactions.

The portfolio managers manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the investment adviser.

The allocation of orders among broker-dealers and the commission rates paid by the Fund are reviewed periodically by the Board of Trustees. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers is only applicable to transactions effected on an agency or riskless principal basis.

The Board has adopted procedures relevant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through affiliated brokers. Ehrenkrantz King Nussbaum Inc. (?EKN?) is a broker affiliated with the Fund because officers and a Trustee of the Fund and officers of the Adviser are financial executives with EKN. In the fiscal year ended December 31, 2004, the Fund paid a total of $446.10 in commission to EKN. For Fiscal years ended 2002 and 2003 the Fund paid $944 and $0 respectively in brokerage commission to EKN. These amounts represent 100% of the commission paid by the Fund. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of December 31, 2004, the Fund did not hold any securities of its "regular brokers or dealers."

INVESTMENT MANAGEMENT COMMITTEE

OTHER ACCOUNTS MANAGED

The investment committee members (the "committee?) also may be responsible for the day-to-day management of other accounts, as indicated by the following table. None of the accounts noted below has an advisory fee based on the performance of the account.

Other Accounts Managed (As of to December 31, 2004)

Name of             Type of Account           Total # of   Total Assets
Investment                                    Accounts
Committee                                     Managed
Members

Joan King           Registered Investment Co.:  ____      $_____Million
                    Other Pooled Inv. Vehicles: ____      $_____Million
                    Other Accounts              ____      $_____Million

Irwin               Registered Investment Co.:  ____      $_____Million
Nussbaum            Other Pooled Inv. Vehicles: ____      $_____Million
                    Other Accounts              ____      $_____Million

POTENTIAL CONFLICTS OF INTREST

The Adviser does not believe any material conflicts of interest exist as a result of the committee members managing the Fund and managing the other accounts noted above. The investment strategies of the Fund and the other accounts managed by committee members do not materially conflict in any way.

There will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among the Fund and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

COMPENSATION

Members of the committee do not receive a salary or other compensation except for the advisory fee paid by the Fund.

DISCLOSURE OF SECURITIES OWNERSHIP

The following table indicates the dollar range of securities of the Fund beneficially owned by the Committee members as of December 31, 2004, the Fund's most recent fiscal year end.

Name of Investment                             Fund Shares
Committee Member                         Beneficially Owned

Joan King        The Ehrenkrantz Trust         _________


Irwin Nussbaum   The Ehrenkrantz Trust         _________

			PURCHASING AND SELLING FUND SHARES

CALCULATION OF NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of regular trading hours on the New York Stock Exchange (the NYSE), which is normally 4:00 p.m. (Eastern time), on each weekday except days when the NYSE is closed (a Business Day). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Securities or other assets for which market quotations are not readily available or may be unreliable are valued at their fair value as determined in good faith under procedures established and monitored by the Fund's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost.

SELLING SHARES

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem shares as described in the prospectus. However, if the Fund's Board of Trustees determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

The Fund may cause the redemption of a share account with a balance of less than $500, provided that (1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for 60 days, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Fund. Prompt payment will be made by mail to the last known address of the shareholder.

GENERAL INFORMATION

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund reserves the right to vary the minimums for initial and subsequent investments in the Fund's shares at any time. In addition, the Fund may waive the minimum investment requirement for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Fund, the amount of the proposed investment, and the type of investor.

					TAXATION

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes, or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund expects to qualify as a regulated investment company (RIC) under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the Income Requirement). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the Asset Diversification Test). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

So long as the Fund otherwise qualifies under Subchapter M of the Code for a tax year, the Fund is not subject to federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the Distribution Requirement) and complies with the other requirements of the Code described above.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such dividend distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends," subject to certain limitations. The board of directors reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. However, the Fund may in certain circumstances liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

The Fund's transactions in futures contracts, options, and certain other investment activities (including investments in passive foreign investment companies (PFICs), may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to shareholders as an ordinary dividend, and any losses will reduce the Fund's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Fund's ordinary income distributions, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro rata share of foreign taxes paid by the Fund.

Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income or qualified dividend income.

All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains (at a maximum rate of 15%) regardless of how long the shareholder has held the Fund's shares. Capital gains distributions are not eligible for the dividends received deduction. The
Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains are taxable to shareholders as ordinary income.

Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income, or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of time the shares have been held.

If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale, redemption or exchange of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise generally will be treated as a short-term capital gain or loss.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.

The Fund will be required in certain cases to withhold, at the applicable tax withholding rate, and remit to the U.S. Treasury, the amount of tax withheld on distributions payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all,
(ii) is subject to backup withholding by the Internal Revenue Service (IRS) for failure to properly report payments of interest or dividends, (iii) has failed to provide the Fund with the certifications required to be made to the IRS to document that such shareholder is not subject to backup withholding or (iv) has failed to certify that he or she is a U.S. citizen or a U.S. resident Alien.

Rules of state and local taxation of dividend and capital gains distributions from RICs and the ownership of shares of a RIC, often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

                                 FUND MANAGEMENT

TRUSTEES

BOARD RESPONSIBILITIES. The Fund's Board of Trustees consists of four Trustees. The Fund's business is managed under the direction of its Board. The Board meets on a regularly scheduled basis during the Fund's fiscal year to review significant developments affecting the Fund and to act on matters requiring Board approval. The Board also holds special meetings when an important matter requires board action between scheduled meetings.

The Fund's Declaration of Trust requires the Fund to indemnify its directors and officers to the full extent permitted by Massachusetts law. Nothing in the Trust document or bylaws of the Fund protects any Trustee (or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

BOARD MEMBERS. The Trustees of the Fund, their ages, and their principal occupations during the last five years and the aggregate dollar range of shares owned in the Fund are set forth below. Unless otherwise noted, the address of each director is 410 Park Ave, 7th Floor, New York, NY 10022.

                        Position(s)
                        Held with
                        Trust and Date
                        First Elected           Principal
Name and Age            or Appointed to         Occupation During
at December 31, 2004    Office                  Past 5 Years
-------------------------------------------------------------------
Interested Trustees

Joan King, 70           Vice President,         Financial Executive
                        Secretary and           Ehrenkrantz King
                        Treasurer               Nussbaum, Inc. (an
                        1987                    investment advisor
		                		and broker-dealer)
                                                Fund Investment
                                                Committee Member


Independent Trustees

                        Position(s)
                        Held with
                        Trust and Date
                        First Elected           Principal
Name and Age            or Appointed to         Occupation During
at December 31, 2004    Office                  Past 5 Years
-------------------------------------------------------------------------
Stanley Brown, 77      	Trustee, 1993		Writer

Arthur Walsh, 63       	Trustee, 1986		Financial
                                                Advisor, Ryan Beck, a
                                                NASD Member Firm

Vincent E. Jay, 88      Trustee, 1999           Private Investor

-------------------------------------------------------------------------
*Ms. King is considered to be an "interested person" of the Fund by virtue of her affiliation with KN Asset Management, Inc., the Fund's investment adviser.

BOARD STANDING COMMITTEES. The Board has established no standing committees primarily because of the relatively small size of the Fund and the Board and the lack of complex accounting and other issues.

FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Fund, as a group, own 4.8% of the outstanding shares of the Fund.

                                              AGGREGATE DOLLAR RANGE OF
                        DOLLAR RANGE          ALL INVESTMENT COMPANY SHARES
NAME                    OF FUND SHARES*       IN FUND COMPLEX**
----------------------------------------------------------------------------
Joan King		$1 - $10,000
Arthur Walsh		0
Vincent E. Jay		0
Stanley Brown  	0
Irwin Nussbaum		$10,000 - $50,000

*  Valuation date is December 31, 2004.
** The Fund is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Fund paid the following fees to the Trustees during its most recently completed fiscal year.

                              Pension or
                              Retirement
                              Benefits                          Total
Name of         Aggregate     Accrued as    Estimated Annual    Compensation
Person,         Compensation  Part of Fund  Benefits Upon       From Fund Paid
Position        From Fund     Compensation  Retirement          to Trustees
______________________________________________________________________________
Joan King               0          0               0                       0
Arthur Walsh            0          0               0                       0
Vincent E. Jay          0          0               0                       0
Stanley Brown           0          0               0                       0

* The Trustees of the Fund who are "interested persons" of the Fund within the meaning of the 1940 Act do not receive compensation directly from the Fund for serving in the capacities described above. However, those Trustees who are affiliated with the Fund's investment adviser may receive remuneration indirectly from the Fund for services provided in their respective capacities with the investment adviser.

OFFICERS

The officers of the Fund, their ages, their length of term of office, and their principal occupations during the past five years are set forth below.

Unless otherwise noted, the business address of each Officer is KN Asset Management, Inc., 410 Park Ave., 7th Floor, New York, NY 10022. None of the Officers receive compensation from the Fund for their services.

                                                    Principal Occupation
                            Position(s) Held        during Past Five
Name             Age        With Registrant         Years

---------------------------------------------------------------------------
Irwin Nussbaum   74         President               Financial Executive
                                                    Ehrenkrantz King
                                                    Nussbaum, Inc.
                                                    (an investment advisor
                                                    and broker-dealer),
                                                    Fund Investment
                                                    Committee Member

Joan King        70      Vice-President,            Financial Executive
                         Secretary, Treasurer       Ehrenkrantz King
                                                    Nussbaum, Inc.,
                                                    (an investment advisor
                                                    and broker-dealer,
                                                    Fund Investment
                                                    Committee Member

CODE OF ETHICS

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees (access persons). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from investing in initial public offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public. They may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549 or by sending a request to the following e-mail address: publicinfo@sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

* Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

* Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in the connection with their rating or ranking of the Fund, but only if such disclosure had been approved by the Chief Compliance Officer.

* These policies relating to disclosure of the Fund?s holdings of portfolio securities does not prohibit: (i) disclosure of information to the investment adviser or to other service providers, including but not limited to the Fund's custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund

* The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rational supporting approval.

* Neither the Adviser nor the Fund (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PROXY VOTING POLICIES

The Fund and its Adviser have adopted policies for voting proxies of the securities in the portfolio of the Fund. They will vote the proxies in what it considers to be the best interests of the shareholders, and in accordance with the Proxy Voting Policies which are set forth in Appendix A to this SAI. The Fund will file Form N-PX with the SEC by August 31, 2005. Form N-PX will contain information on the proxies voted by the Trust from July 1, 2004 to June 30, 2005. A copy of Form N-PX will be available after August 31, 2005 on the SEC website www.sec.gov.

INVESTMENT ADVISER

The Board of Trustees of the Fund has approved an investment management agreement between the Fund and the Adviser. Under the agreement, the Adviser manages the Fund's investments subject to the supervision and direction of the Fund's Board of Trustees. The Adviser is responsible for providing a continuous investment program for the Fund, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold, or held by the Fund, and the selection of broker-dealers through which securities transactions for the Fund will be executed. In carrying out its responsibilities, the Adviser is required to act in conformance with the Fund's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as amended.

The investment management agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated by either the Fund or the Adviser on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the advisory agreement, the Advisor manages the day to day operation of the Fund pursuant to direction by the Fund's Board of Trustees. The Advisor is responsible for investment decisions and supplies investment research and portfolio management.

Under the terms of the Advisory Agreement, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Advisor, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees (or all of these) of the Advisor, and who perform services therefore and are compensated thereby; (v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders;
(vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) Securities and Exchange Commission fees; (x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Advisor; (xiii) the fees of its auditors: (xiv) the fees of its legal counsel; (xv) travel, entertainment, publications, telephone, and communications expense; (xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Advisor.

Joan King and Irwin Nussbaum are principal stockholders of the Advisor. Further, Ms. King and Mr. Nussbaum serve as officers and directors of the Advisor.

The Adviser receives an investment advisory fee equal to 1.00% of Fund assets in connection with the performance of services under the investment management agreement with the Fund.

The following table sets forth the advisory fees paid by the Fund over the last three years:

September 11, 2002-        January 1, 2003-            January 1, 2004-
December 31, 2002          December 31, 2003           December 31, 2004
______________________     ______________________      _________________

Advisory Fees   Waivers    Advisory Fees  Waivers      Advisory Fees   Waivers
-------------   -------    -------------  -------      -------------   -------

$6,576          $6,576     $2,738          $2,738      $13,074         $4,751

________________________________
* The advisor is under no contractual obligation to waive fees. It may discontinue such waiver at any time.

DISCUSSION OF INVESTMENT ADVISORY CONTRACT RENEWALS

In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreements. The principal areas of the review by the Trustees were the nature and quality of the services provided by the Adviser, the reasonableness of the fees charged for those services, the investment performance of KN, the costs of services and profits and other benefits and potential economies of scale to be realized by KN.

The Board considered the nature, extent and quality of the services to be provided by the Adviser of the Fund pursuant to the Advisory Agreement, including the Adviser?s competence and integrity; research capabilities, implementation and enforcement of compliance procedures and financial reporting controls, and adherence to the Fund?s investment objectives, policies and restrictions. The board concluded that the adviser fulfilled all of the foregoing factors and responsibilities in accordance with its obligations under the Advisory Agreement.

The Board also evaluated the investment performance of the Fund relative to the Russell 2,000 Index and the S&P 500 Index over the last year and three years. The Board noted that the Fund outperformed those indices by _____% and _____% respectively in 2003 but that the Fund underperformed the indices in 2004.

The Board also reviewed information on the fee structure of the Advisory Agreement, including the costs of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund. The Board reviewed fees paid to advisors of other funds in peer groups and data relating to expense ratios and advisory fees for funds of a comparable size, and investment strategy. Based on this information the Board concluded that the fee structure is equal to or less than the average of its peer funds but that its expense ratio was higher than most funds because of the small net assets of the Fund.

The Board considered the fact that the Adviser voluntarily waived receipt of a substantial portion of its advisory fee and noted that such waiver could be discontinued at any time.

The Board considered the issue of economies of scale and noted that, given the small size of the Fund's assets, any consideration of breakpoints was not relevant.

Based on its evaluation of all material aspects of the Advisory Agreement, including the foregoing factors, and such other information believed to be reasonably necessary to evaluate the terms of the Agreement, the Board, including all of the non-interested Trustees, concluded that the continuation of that Advisory Agreement would be in the best interest of the Fund's shareholders, and determined that the compensation to the Adviser provided for in the Agreement is fair and reasonable.

The Board has adopted procedures relevant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through affiliated brokers. Ehrenkrantz King Nussbaum Inc. ("EKN") is a broker affiliated with the Fund because officers and a Trustee of the Fund and officers of the Adviser are financial executives with EKN. In the fiscal year ended December 31, 2004, the Fund paid a total of $446.10 in commission to EKN. For Fiscal years ended 2002 and 2003 the Fund paid $944 and $0 respectively in brokerage commission to EKN. These amounts represent 100% of the commission paid by the Fund.

ADMINISTRATOR

Gemini Fund Services (the Administrator), 4020 South 147th Street, Suite 2, Omaha, NE serves as the administrator for the Fund.

Pursuant to an agreement between the Administrator and the Fund, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; monitoring the investments and income of the Fund for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Fund's investment adviser and custodian; preparing and maintaining the Fund's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund as may be agreed upon in writing by the parties to the respective agreements.

Compensation for the services and facilities provided by the Administrator under its administration agreement with the Fund includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.


For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the administration fees paid to the Administrator were $32,349, $ 30,347 and $28,979 respectively.

DISTRIBUTOR

The Fund distributes its own shares.

CALCULATION OF PERFORMANCE DATA

The average annual total returns of the Fund for one year, five years and ten years ended December 31, 2004, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distribution and sale of shares of the Fund, are listed below:
_______________________________________________________________________

                                     1 YEAR     5 YEARS    10 YEARS
_______________________________________________________________________

Return Before Taxes                  _______     ______     ______
_______________________________________________________________________

Return After Taxes on
Distributions                        _______     ______     ______
_______________________________________________________________________

Return After Taxes on
Distributions
and Sale of Shares                   _______     _______    ______
_______________________________________________________________________

The one year performance is for the period January 1, 2004 to December 31, 2004. The five year period runs from January 1, 2000 to December 31, 2004 and the ten year period runs from January 1, 1995 to December 31, 2004. To obtain the return before taxes, the Fund computed its average total return for each period of time. The Fund made this calculation by first determining the total return for a period and then using an exponential function based upon the number of years involved to obtain an average.

The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000. The average annual total returns for the period is calculated by taking the total returns for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes. To determine the average annual total returns after taxes on distributions, the taxes due on distribution during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date. The amount of taxes due are deducted from the distributions and the remainder is reinvested. The tax rates used correspond to the tax character of each component of the distributions. Ordinary income rates are used for ordinary income distributions, short term capital gain rates for short term capital gain distributions and long term capital gain rates for long term gain distributions. To determine the average annual total returns after taxes on distributions and sale of Fund shares, the Fund would calculate the average annual total returns, taking into account the taxes due on distributions and taxes due on the sale of the shares at the end of the 1, 5, and 10 year periods. The amounts remaining after the deduction for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.

In addition to average annual returns listed above, the Fund calculates its total returns on a calendar year basis. Listed below are the Fund's total returns for each calendar year from 1995 through 2004:

	January 1, 1995 to December 31, 1995			______%
	January 1, 1996 to December 31, 1996			______%
	January 1, 1997 to December 31, 1997			______%
	January 1, 1998 to December 31, 1998			______%
	January 1, 1999 to December 31, 1999			______%
	January 1, 2000 to December 31, 2000			______%
	January 1, 2001 to December 31, 2001			______%
	January 1, 2002 to December 31, 2002			______%
	January 1, 2003 to December 31, 2003			______%
	January 1, 2004 to December 31, 2004			______%

The Fund calculates the total returns for a calendar year by determining the redeemable value of the shares on the last day of the year of the $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date and dividing that value by $1,000.

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

                          DESCRIPTION OF CAPITAL STOCK

The Fund's declaration of trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number or series (called Funds). The Ehrenkrantz Growth fund is currently the only series, although the Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. Shares issued by a Fund have no preemptive, conversion or sinking fund rights. Shareholders of a Fund have equal and exclusive rights as to dividends and distributions as declared by that Fund and to the net assets of the fund upon liquidation or dissolution.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights with respect to the election of Trustees and the ratification of the selection of independent accountants. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time as less than a majority of the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at the meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

As of December 31, 2004, to the Fund management's knowledge, the officers and Trustees of the Fund, as a group, owned more than 1% of the total outstanding shares of the Fund. As of December 31, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Fund believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers:

Officers and Trustees as a group		 ______%

Pershing LLC					_______%

                                 TRANSFER AGENT

Gemini Fund Services, Inc., 4020 S. 147th Street, Suite 2, Omaha, NE 68137, serves as the transfer agent for the Fund.

                                 CUSTODIAN

Riggs Bank, Washington, DC, serves as the custodian to the Fund.


                                  LEGAL COUNSEL

Roberts & Henry, 504 Talbot Street, St. Michaels, MD 21663, serves as counsel to the Fund.

                                     EXPERTS

The financial statements of the Fund incorporated by reference into this SAI, have been audited by Roy G. Hale, CPA, 624 Clarks Run Road, LaPlata, MD 20646, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

APPENDIX

                             PROXY VOTING GUIDELINES

                          KN ASSET MANAGEMENT, INC.

                              DATED JANUARY 15, 2003

                             PROXY VOTING GUIDELINES

         KN Asset Management, Inc. ("KN") has adopted the following guidelines (the "Guidelines") pursuant to which KN, in the absence of special circumstances, generally shall vote proxies.

I.       DUTY TO VOTE PROXIES

         Proxies are an asset of a client account, which should be treated by KN with the same care, diligence, and loyalty as any asset belonging to a client. Accordingly, the following guidelines should be observed with respect to proxies.

         A. With respect to every client, it should be clearly specified whether the client has retained the power to vote proxies (either by itself or, if a plan subject to ERISA, by a named fiduciary of the plan) or whether this power has been delegated to KN. KN shall prepare a list of all client accounts and shall indicate, for each account, whether the client has retained the power to vote proxies or whether this power has been delegated to KN. This list should be updated as required so that it is kept current.

         B. In every case in which the client has delegated the power to vote proxies to KN, every reasonable effort should be made to vote proxies. The Guidelines set forth below provide guidance on how proxies should be voted. However, with respect to proxies for foreign securities, KN may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         C. To document that proxies are being voted, KN should keep a record reflecting (i) when each proxy is first received, (ii) when each proxy is voted, and (iii) how that proxy is voted. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation should be prepared stating the reasons why the proxy was not voted. This statement should be reviewed and approved by the compliance officer, who should also determine whether changes should be made in the procedures for receiving, reviewing, and voting proxies so that the problems that led to failing to vote a proxy in the past will not recur.

II.      GUIDELINES FOR VOTING PROXIES

         If a client has delegated the power to vote proxies to KN, KN will generally votes proxies in furtherance of the long-term economic value of the underlying securities, and will generally follow the guidelines provided below. Each proxy proposal is considered on its own merits, and an independent determination is made of the advisability of supporting or opposing management's position. KN believes that the recommendations of management should be given substantial weight, but KN will not support management proposals that may be detrimental to the underlying value of client positions.

         KN usually opposes proposals which dilute the economic interest of shareholders, and KN also opposes those that reduce shareholders' voting rights or otherwise limit their authority. With respect to take over offers, KN calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, KN will generally vote for the merger, acquisition or leveraged buy-out.

         The following guidelines deal with a number of specifications, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of KN' general approach to a wide range of issues. They are not hard and fast rules, as, on occasion, we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

         A.       Directors and Auditors

     KN generally supports the management slate of directors, although KN may withhold its votes if the board has adopted excessive anti-takeover measures.

	KN favors inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, KN will support management's selection of auditors.

         B.       Corporate Governance

	In the area of corporate governance, KN will generally support proxy measures which tend to increase shareholder rights.

                  1.	Confidential Voting. KN generally supports
                        proposals to adopt confidential voting and independent vote tabulation practices, which may lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of Proxy proposals.

                  2. Greenmail. Unless they are part of anti-takeover provisions, KN usually supports anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price.

                  3. Indemnification of Directors. KN usually votes in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because such measures are important in attracting competent directors and officers.

                  4.    Cumulative Voting Rights. KN usually
                        supports cumulative voting as an effective method of guaranteeing minority representation on a board.

                  5.	Opt Out of Delaware. KN usually supports by-
                        law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition.

                  6. Increases in Common Stock. KN will generally support an increase in commons stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense.

		KN generally votes against the following anti-takeover proposals, as such proposals tend to diminish shareholder rights.

                  1.    Fair Price Amendments. KN generally
                        opposes fair price amendments because they may deter takeover bids, but KN will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.

                  2.    Classified Boards. KN generally opposes
                        classified boards because they limit
                        shareholder control.

                  3. Blank Check Preferred Stock. KN generally opposes the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval.

                  4.    Supermajority Provisions. KN generally
                        opposes supermajority voting requirements because they often detract from the majority's rights to enforce its will.

                  5.  	Golden Parachutes. KN generally opposes
                        golden parachutes, as they tend to be excessive and self-serving, and KN favors proposals which require shareholder approval of golden parachutes and similar arrangements.

                  6. 	Poison Pills. Because poison pill defenses tend
                        to depress the value of shares, KN will
                        vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provisions for existing poison pills, and (3) shareholder vote on redemption of poison pills.

                  7. 	Reincorporation. KN opposes reincorporation
                        in another state in order to take advantage of a stronger anti-takeover statute.

                  8.   	Shareholder Rights. KN opposes proposals
                        which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority.

		KN generally votes on other corporate governance issues as follows:

                  1. 	Other Business. Absent any compelling grounds,
                        KN usually authorizes management to vote in its discretion.

                  2.	Differential Voting Rights. KN usually votes
                        against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares.

                  3.    Directors-Share Ownership. KN will
                        usually vote against proposals requiring directors to own a specific number of shares.

                  4. 	Independent Directors. KN generally supports
                        proposals which would require that a board consist of a majority of independent directors.

                  5. 	Preemptive Rights. KN generally votes
                        against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital.

                  6. 	Employee Stock Ownership Plans (ESOPs). KN
                        evaluates ESOPs on a case-by-case basis. KN usually votes for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, KN examines the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. KN may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. KN may vote against leveraged
                        ESOPs if all outstanding loans are due
                        immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device.

         C.       Compensation and Stock Options Plans

          	KN reviews compensation plan proposals on a case-by-case basis. KN believes that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so KN generally tends to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, KN may vote in opposition.

     		KN shall vote with management with respect to compensation plans which utilize stock options or stock incentives. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, KN may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements.

         D.		Social Issues

         	Consistent with its fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares, KN will vote on social issues with a view toward promoting good corporate citizenship, but also with the realization that KN cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position.

     		KN will generally support management's recommendations on social issue proposals. However, KN may vote in favor of such a proposal if KN determines that the proposal would have a positive impact on the share value.

                  Examples of proposals in this category include:

                  1. Anti-Abortion.
                  2. Affirmative Action.
                  3. Animal Rights.
                           a. Animal Testing.
                           b. Animal Experimentation.
                           c. Factory Farming.
                  4. Chemical Releases.
                  5. El Salvador.
                  6. Environmental Issues.
                           a. Valdez Principles.
                           b. Environmental Protection.

                  7. Equal Opportunity.
                  8. Discrimination.
                  9. Government Service.
                  10. Infant Formula.
                  11. Israel.
                  12. Military Contracts.
                  13. Northern Ireland.
                           a. MacBride Principles.
                  14. Nuclear Power.
                           a. Nuclear Waste.
                           b. Nuclear Energy Business.
                  15. Planned Parenthood Funding.
                  16. Political Contributions.
                  17. South Africa.
                           a. Sullivan Principles.
                  18. Space Weapons.
                  19. Tobacco-Related Products.
                  20. World Debt.

PART C

OTHER INFORMATION

Item 23.	Exhibits

		(a)	Agreement and Declaration of Trust of the Registrant
                is incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 16.

		(b)	By-Laws of the Registrant are incorporated by
                reference to Exhibit (a) to Post-Effective Amendment No. 16.

		(c)	Not applicable.

		(d)	Investment Advisory Agreement between the Registrant
                and KN Asset Management, Inc. is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 18.

		(e)	Not applicable.

		(f)	Not applicable.

		(g)	Custodian Agreement, between the Registrant and Riggs
                National Bank is incorporated herein by reference to Exhibit
                (g) to Post-Effective Amendment No. 16.

		(h)	(1) Fund Accounting Service Agreement between
                Registrant and Gemini Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 18.

			(2)	Transfer Agency and Service Agreement between
                        Registrant and Gemini Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 18.


		(i)	Opinion and Consent of Roberts & Henry is filed
                herewith.

		(j)	Consent of Independent Accountant, Roy G. Hale, CPA is
                filed herewith.

		(k)	Not applicable.

		(l)	Not applicable.

		(m)	Not applicable.

		(n)	Not applicable.

		(P)	(1)	Code of Ethics for the Principal Executive and
                Senior Financial Officers of The Ehrenkrantz Trust is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 18.


			(2)	Code of Ethics for The Ehrenkrantz Trust and KN
                        Asset Management, Inc. is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 18.


Item 24.	Persons Controlled by or Under Common Control with the Funds.

		None

Item 25.	Indemnification.

Please see Article VI of By-Laws (Exhibit b). Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

"Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.

Item 26. 	Business and Other Connections of Investment Advisor.
Please see Parts A and B of this Registration Statement for discussion of Investment Advisor.

Item 27. 	Principal Underwriters.

		None

Item 28. 	Locations of Accounts and Records.
The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant at its offices, 410 Park Ave., 7th Floor, New York, NY.

The Riggs National Bank, Washington, DC, acting as custodian will maintain records relating to such activities. Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acting as Transfer Agent and Agent for Administration of shareholder accounts, will maintain records relating to such activities.

Item 29. 	Management Services.

		Not applicable

Item 30. 	Undertakings.

		None.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, this 1st day of June, 2005.

THE EHRENKRANTZ TRUST
(Registrant)

By: /s/ Irwin Nussbaum
Irwin Nussbaum

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	SIGNATURE          TITLE                    	DATE

/s/ Irwin Nussbaum      President and Trustee           June 1, 2005
Irwin Nussbaum

/s/ Joan King           Vice-President, Secretary       June 1, 2005
Joan King               Treasurer and Trustee

/s/ Stanley Brown         Trustee                       June 1, 2005
Stanley Brown

/s/ Arthur Walsh          Trustee                       June 1, 2005
Arthur Walsh

/s/ Vincent E. Jay        Trustee                       June 1, 2005
Vincent E. Jay